SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               FORM 8-K/A-NUMBER 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                    May 22, 1997



                           BANYAN STRATEGIC REALTY TRUST
             (Exact name of Registrant as specified in its charter)


  Massachusetts                 0-15465                            36-3375345
(State of or other         (Commission File           (I.R.S. Employer
 jurisdiction of                Number)                         Identification
 incorporation)                                                     Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                      60606
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code               (312) 553-9800

This document consists of 8 pages.
Exhibit index is located on page 2.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      Financial Statements and Pro Forma Financial Information:

      (i)   Oklahoma Properties (See attached).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 15, 1997          BANYAN STRATEGIC REALTY TRUST
                                          (Registrant)

                              By:   /s/ Joel L. Teglia
                                    Vice President, Chief Financial and
                                    Accounting Officer